Subsequent Events	6 Months Ended
Jun. 30, 2020
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

NOTE 16: SUBSEQUENT EVENTS

On July 10, 2020, Navios Logistics declared and paid a $6,381 dividend in cash or in Navios Holdings shares of common stock, from which Navios Holdings received 2,414,263 shares.

On July 8, 2020, Navios Logistics and its wholly-owned subsidiary Logistics Finance issued $500,000 in aggregate principal amount of Senior Secured Notes due on July 1, 2025, at a fixed rate of 10.75%. The net proceeds from the offering of the Senior Secured Notes were used to satisfy and discharge the indenture governing the Logistics Co-Issuers’ outstanding 7.25% Senior Notes due 2022, to repay all amounts outstanding under the Logistics Co-Issuers’ Term Loan B Facility and to pay certain fees and expenses related to the offering, with the balance, if any, to be used for general corporate purposes.